UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 15, 2004



Commission      Registrant; State of Incorporation;            I.R.S. Employer
File Number       Address; and Telephone Number               Identification No.
-----------     -----------------------------------           ------------------

333-21011       FIRSTENERGY CORP.                                 34-1843785
                (An Ohio Corporation)
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402

1-2578          OHIO EDISON COMPANY                               34-0437786
                (An Ohio Corporation)
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402

1-2323          THE CLEVELAND ELECTRIC ILLUMINATING COMPANY       34-0150020
                (An Ohio Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402

1-3583          THE TOLEDO EDISON COMPANY                         34-4375005
                (An Ohio Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402

1-3491          PENNSYLVANIA POWER COMPANY                        25-0718810
                (A Pennsylvania Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402

1-3141          JERSEY CENTRAL POWER & LIGHT COMPANY              21-0485010
                (A New Jersey Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402

1-446           METROPOLITAN EDISON COMPANY                       23-0870160
                (A Pennsylvania Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402

1-3522          PENNSYLVANIA ELECTRIC COMPANY                     25-0718085
                (A Pennsylvania Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402

Item 5.  Other Events

         On January 20, 2004, FirstEnergy Corp. issued a press release announcing that its Board of Directors elected Anthony J. Alexander President and Chief Executive Officer, effective immediately. Mr. Alexander succeeds H. Peter Burg, who passed away on January 13, 2004. FirstEnergy's Board of Directors also elected George M. Smart, Chairman of the Board, and indicated that a search will begin immediately for an executive to serve as chief operating officer. Mr. Smart will not hold an executive position with FirstEnergy. On January 15, 2004, Mr. Alexander was also elected President of FirstEnergy's Ohio and Pennsylvania utility subsidiaries. A copy of the press release is attached as Exhibit 99 hereto and is incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.    Description
----------     -----------
    99         Press Release issued by FirstEnergy Corp., dated January 20, 2004

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


                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



January 20, 2004



                                                 FIRSTENERGY CORP.
                                                    Registrant

                                               OHIO EDISON COMPANY
                                                   Registrant

                                             THE CLEVELAND ELECTRIC
                                              ILLUMINATING COMPANY
                                                   Registrant

                                           THE TOLEDO EDISON COMPANY
                                                   Registrant

                                          PENNSYLVANIA POWER COMPANY
                                                  Registrant

                                     JERSEY CENTRAL POWER & LIGHT COMPANY
                                                  Registrant

                                          METROPOLITAN EDISON COMPANY
                                                  Registrant

                                         PENNSYLVANIA ELECTRIC COMPANY
                                                  Registrant




                                          /s/  Harvey L. Wagner
                                -----------------------------------------------
                                               Harvey L. Wagner
                                        Vice President, Controller and
                                           Chief Accounting Officer

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